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Exhibit 10.24




                                  May __, 2000



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Ladies and Gentlemen:

         Reference is made to the Flextronics International Manufacturing Services Contract (the "Flextronics Agreement"), dated as of March 1, 2000, by and between Cabletron Systems, Inc., Flextronics International USA and Flextronics International Ireland, Ltd., which is an Exhibit to the Registrant's Annual Report on Form 10-K (the "Annual Report") filed today with the Securities and Exchange Commission (the "Commission"). The Registrant hereby agrees to furnish to the Commission, upon request, a copy of any annex, schedule or exhibit to the Flextronics Agreement omitted from the copy of Flextronics Agreement filed as an Exhibit to this Annual Report.

                                               Very truly yours,

                                               CABLETRON SYSTEMS, INC.


                                               By:/S/
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                                               Name
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